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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              January 17, 2005

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                                Number)

                                   Suite 1000,
                          10th Floor, 10050-112 Street
                        Edmonton, Alberta, Canada T5K 2J1
         ---------------------------------------------------------------
              (Address of Principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (780) 431-0086
                                                          --------------

                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

         On January 17, 2005, the Board of Directors of Myriad Entertainment & Resorts, Inc. (the "Company" and/or the "Registrant"), dismissed Milner and Brock as the Company's independent registered public accounting firm.

        The reports of Milner and Brock on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2002, and for the subsequent period through January 17, 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that they were modified as to the Company's ability to continue as a going concern in the notes to the consolidated financial statements for such periods.

        In connection with its audits for the fiscal years ended December 31, 2003 and 2002 and for the subsequent period through January 17, 2005, there were no disagreements between the Company and Milner and Brock on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Milner and Block's satisfaction, would have caused Milner and Brock to make reference to the subject matter of the disagreements in their reports on the Company's consolidated financial statements for such periods.

        None of the reportable events described under Item 304(a)(1)(iv) and (v) of Regulation S-K occurred within the two year fiscal period ended December 31, 2003 and for the subsequent period through January 17, 2005.

        The Registrant provided Milner and Brock with a copy of the above statements and requested that Milner and Brock furnish it with a letter addressed to the Commission stating whether or not it agrees with such statements. A copy of such letter from Milner and Brock is filed as Exhibit 16.1 to this Form 8-K/A.

(b) New independent accountants

        On January 19, 2005, the Company's Board of Directors engaged Moore Stephens Frost, Certified Public Accountants, as its new independent accountants. During the two most recent fiscal years and through January 17, 2005, the Company has not consulted with Moore Stephens Frost regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Moore Stephens Frost concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

       As of February 17, 2005, the Company learned that Milner and Brock was not Registered with the Public Company Accounting Oversight Board since October 22, 2003. Accordingly, on February 23, 2005, the Company engaged Moore Stephens Frost to re-audit the Company's consolidated financial statements for the fiscal year ended December 31, 2003, and re-review the Company's consolidated financial statements for periods ended March 31, 2004, June 30, 2004 and September 30, 2004. The Company anticipates re-filing the Form 10-QSBs for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004, substantially contemporaneous with the filing of this amended Form 8-K, and is seeking to file the re-audited Form 10-KSB/A for the fiscal year ended December 31, 2003 as soon thereafter as practicable.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.



Exhibit Number    Description
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16.1              Letter from Milner and Brock, Certified Public Accountants, to the Securities and Exchange Commission, dated June 7, 2005.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MYRIAD ENTERTAINMENT & RESORTS, INC.
                                        ------------------
                                        (Registrant)

Date: June 7, 2005.                     By: /s/ Scott Hawrelechko
                                            --------------------------------
                                            Scott Hawrelechko,
                                            Chief Executive Officer